UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  May 15, 2006


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


            Delaware            1-2691               13-1502798
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                            (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01.  Entry into a Material Definitive Agreement.

On May 15, 2006, AMR Corporation (AMR), the parent company of American Airlines, Inc., entered into an Underwriting Agreement (the Underwriting Agreement) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the Underwriter) relating to the issuance and sale of 15,002,091 shares (the 5/15/06 Shares) of AMR's common stock, par value $1.00 per share (the Common Stock), at an offering price to the public of $26.80 per share. AMR has granted the Underwriter a 30-day option to purchase an additional 2,250,314 shares of Common Stock (together with the 5/15/06 Shares, the Shares), at the same price per share paid to AMR for the 5/15/06 Shares, to cover over-allotments, if any. The closing of the offering, which is subject to customary closing conditions, is expected to occur on May 19, 2006.

The Shares will be issued pursuant to AMR's shelf registration statement (the Registration Statement) on Form S-3 (File Nos. 333-110760 and 333-110760-01), which was declared effective by the Securities and Exchange Commission on December 17, 2003.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this report), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption "Underwriting" contained in AMR's Preliminary Prospectus Supplement dated May 15, 2006 to the Prospectus dated December 17, 2003, each of which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Debevoise & Plimpton LLP, relating to the legality of the Shares is filed as
Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Debevoise & Plimpton LLP relating to certain tax matters with respect to the Shares is filed as Exhibit 8.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.


Item 9.01.  Financial Statements and Exhibits.

 (d) Exhibits

     1.1  Underwriting Agreement dated May 15, 2006  between  AMR
          Corporation and Merrill Lynch, Pierce, Fenner  &  Smith
          Incorporated

     5.1  Opinion of Debevoise & Plimpton LLP

     8.1  Opinion of Debevoise & Plimpton LLP

     23.1 Consent  of  Debevoise & Plimpton LLP (contained in Exhibit 5.1)

     23.2 Consent  of  Debevoise & Plimpton LLP (contained in Exhibit 8.1)






                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  May 18, 2006




                            EXHIBIT INDEX


Exhibit   Description


1.1       Underwriting Agreement dated May 15, 2006  between  AMR
          Corporation and Merrill Lynch, Pierce, Fenner  &  Smith
          Incorporated

5.1       Opinion of Debevoise & Plimpton LLP

8.1       Opinion of Debevoise & Plimpton LLP

23.1      Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1)

23.2      Consent  of  Debevoise & Plimpton  LLP (contained in Exhibit 8.1)